Quarterly Holdings Report
for

Fidelity Advisor® Industrials Fund

April 30, 2019

AFCY-QTLY-0619
1.800323.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Aerospace & Defense - 25.9%
Aerospace & Defense - 25.9%
General Dynamics Corp.	96,962	$17,329,049
HEICO Corp. Class A	155,200	13,879,536
Huntington Ingalls Industries, Inc.	32,600	7,256,108
Lockheed Martin Corp.	71,300	23,766,429
Northrop Grumman Corp.	48,700	14,118,617
Raytheon Co.	30,200	5,363,218
Teledyne Technologies, Inc. (a)	14,665	3,644,399
The Boeing Co.	158,600	59,901,632
TransDigm Group, Inc. (a)	34,500	16,646,940
United Technologies Corp.	99,476	14,186,272
		176,092,200
Air Freight & Logistics - 1.3%
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	85,700	9,103,054
Airlines - 2.1%
Airlines - 2.1%
Delta Air Lines, Inc.	39,300	2,290,797
Southwest Airlines Co.	105,800	5,737,534
Spirit Airlines, Inc. (a)	120,600	6,558,228
		14,586,559
Building Products - 1.2%
Building Products - 1.2%
Allegion PLC	38,500	3,820,355
Lennox International, Inc.	16,900	4,587,505
		8,407,860
Commercial Services & Supplies - 4.6%
Diversified Support Services - 0.6%
Cintas Corp.	18,741	4,069,421
Environmental & Facility Services - 4.0%
Stericycle, Inc. (a)	185,000	10,802,150
Waste Connection, Inc. (United States)	173,300	16,077,041
		26,879,191

TOTAL COMMERCIAL SERVICES & SUPPLIES		30,948,612

Electrical Equipment - 14.1%
Electrical Components & Equipment - 14.1%
AMETEK, Inc.	486,626	42,905,814
Emerson Electric Co.	313,100	22,226,969
Fortive Corp.	359,966	31,079,464
		96,212,247
Industrial Conglomerates - 14.9%
Industrial Conglomerates - 14.9%
3M Co.	8,900	1,686,639
General Electric Co.	2,323,248	23,627,432
Honeywell International, Inc.	136,533	23,706,225
ITT, Inc.	352,230	21,327,527
Roper Technologies, Inc.	86,100	30,970,170
		101,317,993
Machinery - 16.3%
Agricultural & Farm Machinery - 2.4%
Deere & Co.	100,400	16,629,252
Construction Machinery & Heavy Trucks - 2.0%
Caterpillar, Inc.	99,500	13,872,290
Industrial Machinery - 11.9%
Flowserve Corp.	206,224	10,111,163
Gardner Denver Holdings, Inc. (a)	331,200	11,178,000
IDEX Corp.	158,798	24,877,295
Ingersoll-Rand PLC	282,000	34,576,020
		80,742,478

TOTAL MACHINERY		111,244,020

Professional Services - 1.0%
Human Resource & Employment Services - 0.6%
TriNet Group, Inc. (a)	71,643	4,466,225
Research & Consulting Services - 0.4%
IHS Markit Ltd. (a)	43,400	2,485,084

TOTAL PROFESSIONAL SERVICES		6,951,309

Road & Rail - 14.5%
Railroads - 13.5%
CSX Corp.	264,000	21,022,320
Norfolk Southern Corp.	144,000	29,378,880
Union Pacific Corp.	234,900	41,586,696
		91,987,896
Trucking - 1.0%
Knight-Swift Transportation Holdings, Inc. Class A	198,050	6,604,968

TOTAL ROAD & RAIL		98,592,864

Trading Companies & Distributors - 3.6%
Trading Companies & Distributors - 3.6%
HD Supply Holdings, Inc. (a)	535,400	24,462,426
TOTAL COMMON STOCKS
(Cost $511,529,520)		677,919,144

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $2,165,415)	2,164,982	2,165,415
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $513,694,935)		680,084,559
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,061,395
NET ASSETS - 100%		$681,145,954

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,974
Fidelity Securities Lending Cash Central Fund	$46,453
Total	$103,427

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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